UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2010
IOWA RENEWABLE ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52428	20-3386000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East 7th Street, P.O. Box 2, Washington, IA	52353

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (319) 653-2890
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

March 5, 2010

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events
On March 8, 2010, Iowa Renewable Energy, LLC (the “Company”) mailed a letter to its unit holders. A copy of this letter is furnished as Exhibit 99.1 to this report.
This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description

99.1	Letter to the Unit Holders of Iowa Renewable Energy dated March 5, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC
March 9, 2010	/s/ Michael Bohannan
Date	Michael Bohannan, Chairman and President